UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21727
                                                    -----------

                        First Trust Mortgage Income Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                           MORTGAGE INCOME FUND (FMY)

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2017

                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities.......................................... 14
Statement of Operations...................................................... 15
Statements of Changes in Net Assets.......................................... 16
Financial Highlights......................................................... 17
Notes to Financial Statements................................................ 18
Report of Independent Registered Public Accounting Firm...................... 25
Additional Information....................................................... 26
Board of Trustees and Officers............................................... 31
Privacy Policy............................................................... 33

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017


Dear Shareholders:

Thank you for your investment in First Trust Mortgage Income Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017, is the second longest in history. While we are optimistic about the U.S. economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
"AT A GLANCE"
AS OF OCTOBER 31, 2017 (UNAUDITED)

------------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FMY
Common Share Price                                                      $14.39
Common Share Net Asset Value ("NAV")                                    $15.47
Premium (Discount) to NAV                                                (6.98)%
Net Assets Applicable to Common Shares                             $65,196,137
Current Monthly Distribution per Common Share (1)                       $0.065
Current Annualized Distribution per Common Share                        $0.780
Current Distribution Rate on Common Share Price (2)                       5.42%
Current Distribution Rate on NAV (2)                                      5.04%
------------------------------------------------------------------------------


--------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------
                 Common Share Price        NAV
10/16                  14.00              15.53
                       13.94              15.50
                       13.76              15.53
                       13.76              15.43
11/16                  14.00              15.51
                       14.07              15.42
                       14.06              15.45
                       13.97              15.43
                       14.06              15.44
12/16                  14.06              15.44
                       14.08              15.39
                       14.07              15.39
                       14.02              15.39
1/17                   14.09              15.44
                       14.20              15.45
                       14.08              15.48
                       14.17              15.48
2/17                   14.10              15.51
                       14.07              15.47
                       14.06              15.46
                       14.07              15.47
                       14.16              15.48
3/17                   14.06              15.49
                       14.05              15.48
                       14.10              15.48
                       14.09              15.48
4/17                   14.07              15.49
                       14.07              15.46
                       14.08              15.51
                       14.05              15.49
5/17                   14.13              15.58
                       14.11              15.54
                       14.06              15.53
                       14.11              15.52
                       14.14              15.53
6/17                   14.20              15.53
                       14.20              15.50
                       14.22              15.49
                       14.17              15.51
7/17                   14.19              15.52
                       14.29              15.52
                       14.07              15.51
                       14.17              15.51
8/17                   14.29              15.56
                       14.23              15.54
                       14.21              15.55
                       14.28              15.50
                       14.29              15.52
9/17                   14.23              15.50
                       14.13              15.46
                       14.20              15.46
                       14.37              15.45
                       14.20              15.47
10/17                  14.39              15.47


------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                     Average Annual Total Return
                                                                        ------------------------------------------------------
                                                        1 Year Ended    5 Years Ended    10 Years Ended    Inception (5/25/05)
                                                          10/31/17        10/31/17          10/31/17           to 10/31/17
FUND PERFORMANCE (3)
NAV                                                        5.25%            3.67%            6.09%                5.90%
Market Value                                               8.60%            0.98%            6.75%                4.89%

INDEX PERFORMANCE
Bloomberg Barclays U.S. Mortgage Backed
   Securities (MBS) Index                                  0.53%            1.99%            4.03%                4.13%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
Weighted Average Effective Duration             2.04
Weighted Average Effective Maturity             4.81
--------------------------------------------------------


--------------------------------------------------------
                                             % OF TOTAL
ASSET CLASSIFICATION                        INVESTMENTS
--------------------------------------------------------
Mortgage-Backed Securities                     58.22%
U.S. Government Agency MBS                     33.76
Asset-Backed Securities                         1.62
Cash & Cash Equivalents                         6.40
--------------------------------------------------------
                                      Total   100.00%
                                              =======


--------------------------------------------------------
                                             % OF TOTAL
                                            FIXED-INCOME
CREDIT QUALITY (4)                          INVESTMENTS
--------------------------------------------------------
Government                                     33.76%
AAA                                             0.24
AA+                                            12.49
AA                                              2.42
AA-                                             3.04
A+                                             10.38
A                                               0.80
BBB+                                            0.75
BBB                                             1.69
BBB-                                            1.12
BB+                                             0.75
BB-                                             1.98
B+                                              1.73
B                                               0.03
B-                                              0.24
CCC                                             8.07
CC                                              0.88
D                                               3.55
Not Rated                                       9.68
Cash & Cash Equivalents                         6.40
--------------------------------------------------------
                                      Total   100.00%
                                              =======


(1) Most recent distribution paid or declared through 10/31/2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. Sub-investment grade ratings are those rated BB+ or lower. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)


                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of October 31, 2017, First Trust managed or supervised $113.943 billion in assets.

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
JIM SNYDER - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund will pursue its objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP

The fiscal year ended October 31, 2017 began with a bond market under pressure in the aftermath of the U.S. Presidential election, with yields across the curve moving meaningfully higher. The 2-year and 30-year Treasury's yield curve steepened precipitously, led by the 30-year Treasury which sold off from 2.56% in the days leading up to the election, to a yield of 3.18% in mid-December 2016. As expected, the Federal Reserve (the "Fed") raised rates in December, beginning the path to normalization of monetary policy. As the calendar changed to 2017, bond yields began to rally, particularly intermediate to longer-end maturities, which caused the yield curve to begin a flattening trend that would persist throughout 2017 as the Fed hiked overnight rates 2 more times through September. The Fed announced plans to begin the tapering of its balance sheet, which consists of large holdings of U.S. Treasuries and U.S. Agency mortgage-backed securities ("MBS"). Agency MBS spreads widened on the year, led primarily by market anxiety related to the mechanism by which the Fed would unwind its $4.5 trillion balance sheet.

PERFORMANCE ANALYSIS

During the year ended October 31, 2017, the Fund returned 5.25% on a net asset value ("NAV") basis, and 8.60% on a market price basis.

During the year ended October 31, 2017, the Bloomberg Barclays U.S. MBS Index (the "Index") returned 0.53%.

During the year ended October 31, 2017, the Fund outperformed the Index by 4.72% net of fees, on a NAV basis. Over the fiscal year, the Fund maintained a very defensive duration in the portfolio relative to the Index. This was a key driver of outperformance as U.S. bond market yields increased rather significantly. An additional key contributor to outperformance was the continued reinvestment in the legacy Non-Agency Residential Mortgage-Backed Securities ("RMBS") sector, which performed well with spreads tightening into the broader bond market yield backup. Additionally, the team continued to deploy significant excess cash reserves and runoff from previously held Commercial Mortgage-Backed Securities ("CMBS") positions into more stable and less credit sensitive Agency Mortgage-Backed Securities ("MBS") cash flows which helped to generate more interest income. Lastly, a more active approach to yield curve management utilizing Treasury futures helped to drive alpha into the strategy as the yield curve flattening trend persisted throughout the first 10 months of 2017.

FUND AND MARKET OUTLOOK

Late in 2016 and into 2017, the Fed began monetary policy normalization in earnest with three 25 basis points ("bps") hikes from December 2016 through June 2017. Additionally, the Fed announced plans in September 2017 to formally begin reducing the size of its fixed income balance sheet. We expect that the Fed will continue to raise the overnight Fed Funds rate with a potential of four hikes during the 2017-2018 period. The labor markets have continued to tighten over the past year, and with that, we expect income and wage growth to pick up modestly. We believe measures of inflation will correspondingly pick up modestly, potentially putting pressure for yields to rise on the longer maturity segment of the bond market. As the Fed pushes on with interest rate normalization, we anticipate that the simultaneous tapering of the Fed's portfolio will have an impact on overall bond market valuations, causing measures of volatility to increase and fixed income spreads to come under pressure.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

Given our views and outlook on the markets, we plan to continue to manage the fund defensively versus the Index from a duration standpoint while maintaining our ongoing strategy of reinvesting in higher yielding, Non-Agency RMBS assets allocated to the short end. As runoff continues from the CMBS side of the portfolio, we expect to continue to reallocate to Agency MBS. As part of the investment team's Agency MBS strategy, a substantial portion of the agency securities have been invested in the interest-only sector to increase the income and economic earnings of the portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We are also investing in longer maturity agency mortgages and Treasury futures to better position the portfolio for the monetary tightening cycle and to partially offset the generally short maturity sensitivity of the portfolio. Given our market outlook, we will continue to deploy appropriate yield curve management strategies while also maintaining a bearish view on the Agency MBS fixed rate index and, as such, will not look to deploy leverage at current valuations. We believe this strategy will continue to improve the portfolio results, particularly in the current interest rate normalization cycle.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------    ---------------
MORTGAGE-BACKED SECURITIES - 58.0%

                 COLLATERALIZED MORTGAGE OBLIGATIONS - 51.1%
                 Accredited Mortgage Loan Trust
$       370,918     Series 2003-2, Class A1.............................      4.98%        10/01/33     $       379,044
                 ACE Securities Corp. Home Equity Loan Trust
        946,718     Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR +
                       0.22% (a)........................................      1.46%        12/25/36             511,989
                 Banc of America Funding Corp.
        112,482     Series 2008-R2, Class 1A4 (b).......................      6.00%        09/01/37             116,269
                 Banc of America Mortgage Trust
         52,819     Series 2002-L, Class 1A1 (c)........................      2.51%        12/01/32              48,771
        267,013     Series 2005-A, Class 2A1 (c)........................      3.47%        02/01/35             266,550
                 Chase Mortgage Finance Trust
        209,298     Series 2007-A1, Class 1A3 (c).......................      3.62%        02/01/37             209,074
                 CHL Mortgage Pass-Through Trust
        154,249     Series 2005-HYB3, Class 2A6B (c)....................      3.39%        06/01/35             155,848
                 Citigroup Mortgage Loan Trust
        385,661     Series 2005-6, Class A1, US Treasury Yield Curve
                       Rate T Note Constant Maturity 1 Year + 2.10% (a).      3.41%        09/01/35             390,828
        895,823     Series 2012-7, Class 10A2 (b) (c)...................      3.75%        09/01/36             897,005
                 Countrywide Asset-Backed Certificates
         87,962     Series 2006-S8, Class A6............................      5.51%        04/01/36              87,366
                 Countrywide Home Loan Mortgage Pass-Through Trust
        515,408     Series 2003-46, Class 2A1 (c).......................      3.59%        01/01/34             515,168
        330,462     Series 2006-21, Class A8............................      5.75%        02/01/37             294,487
        520,411     Series 2006-HYB5, Class 3A1A (c)....................      3.52%        09/01/36             430,954
                 Credit Suisse First Boston Mortgage Securities Corp.
        372,278     Series 2004-AR2, Class 1A1 (c)......................      3.47%        03/01/34             372,358
        574,156     Series 2004-AR8, Class 6A1 (c)......................      3.36%        09/01/34             582,973
        191,445     Series 2005-5, Class 3A2, 1 Mo. LIBOR +
                       0.30% (a)........................................      1.54%        07/25/35             185,513
                 Deutsche ALT-A Securities, Inc., Mortgage Loan Trust
         33,344     Series 2003-3, Class 3A1............................      5.00%        10/01/18              33,530
                 DSLA Mortgage Loan Trust
        775,279     Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR +
                       0.37% (a)........................................      1.61%        07/19/44             774,370
        839,876     Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR +
                       0.14% (a)........................................      1.38%        04/19/47             792,653
                 GMAC Mortgage Corporation Loan Trust
        134,849     Series 2004-AR1, Class 22A (c)......................      4.01%        06/01/34             132,230
                 GSR Mortgage Loan Trust
         14,655     Series 2003-10, Class 1A12 (c)......................      3.38%        10/01/33              14,651
        241,026     Series 2005-AR1, Class 4A1 (c)......................      2.78%        01/01/35             233,967
                 Harborview Mortgage Loan Trust
        472,894     Series 2004-6, Class 3A1 (c)........................      3.83%        08/01/34             465,906
                 Home Equity Asset Trust
         65,000     Series 2005-3, Class M4, 1 Mo. LIBOR + 0.64% (a)....      1.88%        08/25/35              65,792
        520,000     Series 2005-9, Class M1, 1 Mo. LIBOR + 0.41% (a)....      1.65%        04/25/36             504,460
                 Impac CMB Trust
        286,183     Series 2004-6, Class 1A2, 1 Mo. LIBOR +
                       0.78% (a)........................................      2.02%        10/25/34             281,178
                 IXIS Real Estate Capital Trust
      1,166,940     Series 2007-HE1, Class A3, 1 Mo. LIBOR +
                       0.16% (a)........................................      1.40%        05/25/37             467,494


                        See Notes to Financial Statements                 Page 5

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------    ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 JP Morgan Mortgage Trust
$     1,228,751     Series 2005-ALT1, Class 4A1 (c).....................      3.68%        10/01/35     $     1,161,786
      1,102,603     Series 2006-A2, Class 4A1 (c).......................      3.73%        08/01/34           1,115,802
        272,122     Series 2006-A2, Class 5A3 (c).......................      3.45%        11/01/33             277,598
                 JP Morgan Re-REMIC
        247,486     Series 2009-7, Class 12A1 (b).......................      6.25%        01/03/37             251,301
                 MASTR Alternative Loan Trust
      3,909,764     Series 2006-2, Class 2A3, 1 Mo. LIBOR +
                       0.35% (a)........................................      1.59%        03/25/36             802,383
                 MASTR Asset Backed Securities Trust
        928,570     Series 2006-HE5, Class A3, 1 Mo. LIBOR +
                       0.16% (a)........................................      1.40%        11/25/36             667,175
      1,390,905     Series 2006-NC2, Class A3, 1 Mo. LIBOR +
                       0.11% (a)........................................      1.35%        08/25/36             775,330
        634,882     Series 2006-NC2, Class A5, 1 Mo. LIBOR +
                       0.24% (a)........................................      1.48%        08/25/36             361,573
                 MASTR Asset Securitization Trust
         22,578     Series 2003-11, Class 5A2...........................      5.25%        12/01/23              22,403
         81,241     Series 2003-11, Class 6A16..........................      5.25%        12/01/33              82,434
                 Mellon Residential Funding Corp. Mortgage Pass-Through Trust
        399,358     Series 2001-TBC1, Class A1, 1 Mo. LIBOR +
                       0.70% (a)........................................      1.94%        11/15/31             400,203
        437,608     Series 2002-TBC2, Class A, 1 Mo. LIBOR +
                       0.86% (a)........................................      2.10%        08/15/32             423,164
                 Meritage Mortgage Loan Trust
        284,927     Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (a)....      2.21%        01/25/35             282,453
                 Morgan Stanley Mortgage Loan Trust
        728,647     Series 2004-7AR, Class 2A6 (c)......................      3.40%        09/01/34             749,630
                 MortgageIT Trust
        306,815     Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (a)....      2.89%        05/01/35             303,519
                 New Residential Mortgage Loan Trust
        151,962     Series 2016-1A, Class A1 (b)........................      3.75%        03/01/56             157,268
                 Nomura Asset Acceptance Corporation
        616,347     Series 2004-AR4, Class M1, 1 Mo. LIBOR +
                       1.10% (a)........................................      2.34%        12/25/34             616,285
                 Nomura Resecuritization Trust
      1,263,000     Series 2015-6R, Class 2A4 (b) (c)...................      6.67%        01/02/37           1,057,384
                 Pretium Mortgage Credit Partners I LLC
        625,929     Series 2017-NPL4, Class A1 (b) (d)..................      3.25%        08/27/32             630,635
                 Provident Funding Mortgage Loan Trust
        108,771     Series 2004-1, Class 1A1 (c)........................      3.33%        04/01/34             109,445
        354,171     Series 2005-1, Class 1A1 (c)........................      3.44%        05/01/35             356,057
                 Residential Accredit Loans, Inc.
        153,819     Series 2006-QO1, Class 2A1, 1 Mo. LIBOR +
                       0.27% (a)........................................      1.51%        02/25/46             114,946
      1,929,621     Series 2006-QS6, Class 1AV, IO (c)..................      0.75%        06/01/36              51,607
                 Residential Asset Securitization Trust
         46,077     Series 2004-A3, Class A7............................      5.25%        06/01/34              47,515
                 Saxon Asset Securities Trust
        986,654     Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (a)...      1.54%        05/25/47             743,011
                 Structured Adjustable Rate Mortgage Loan Trust
        451,805     Series 2004-2, Class 4A2 (c)........................      3.40%        03/01/34             454,570


Page 6                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------    ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 Structured Asset Securities Corp. Mortgage Pass-Through
                    Certificates
$        46,607     Series 2001-SB1, Class A2...........................      3.38%        08/01/31     $        46,245
                 Thornburg Mortgage Securities Trust
        377,453     Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (a)....      1.88%        09/25/43             366,683
                 Towd Point Mortgage Trust
        615,455     Series 2015-2, Class 2A1 (b)........................      3.75%        11/01/57             631,481
                 Wachovia Mortgage Loan Trust, LLC
        399,941     Series 2006-A, Class 3A1 (c)........................      3.30%        05/01/36             393,334
                 WaMu Mortgage Pass-Through Certificates
        189,678     Series 2003-AR5, Class A7 (c).......................      3.06%        06/01/33             193,450
        493,084     Series 2004-AR1, Class A (c)........................      3.16%        03/01/34             503,778
        574,698     Series 2004-AR10, Class A1B, 1 Mo. LIBOR +
                       0.42% (a)........................................      1.66%        07/25/44             573,246
        465,525     Series 2004-AR13, Class A1A, 1 Mo. LIBOR +
                       0.72% (a)........................................      1.96%        11/25/34             462,993
         88,156     Series 2004-AR3, Class A2 (c).......................      3.16%        06/01/34              89,998
        608,178     Series 2005-AR1, Class A1A, 1 Mo. LIBOR +
                       0.64% (a)........................................      1.88%        01/25/45             605,255
        881,716     Series 2005-AR11, Class A1A, 1 Mo. LIBOR +
                       0.32% (a)........................................      1.56%        08/25/45             884,227
        805,713     Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR +
                       0.46% (a)........................................      1.70%        04/25/45             793,838
        342,180     Series 2005-AR9, Class A1A, 1 Mo. LIBOR +
                       0.64% (a)........................................      1.88%        07/25/45             341,672
        593,542     Series 2006-AR2, Class 1A1 (c)......................      2.95%        03/01/36             569,560
                 Washington Mutual Alternative Mortgage Pass-Through
                    Certificates
         26,824     Series 2007-5, Class A11, 1 Mo. LIBOR x -6 +
                       39.48% (e).......................................      32.05%       06/25/37              49,881
                 Washington Mutual MSC Mortgage Pass-Through
                    Certificates
        411,148     Series 2004-RA1, Class 2A...........................      7.00%        03/01/34             450,277
                 Wells Fargo Mortgage Backed Securities Trust
        457,505     Series 2003-H, Class A1 (c).........................      3.59%        09/01/33             466,890
        507,063     Series 2004-A, Class A1 (c).........................      3.22%        02/01/34             524,346
         53,516     Series 2004-EE, Class 3A1 (c).......................      3.76%        12/01/34              55,801
        955,147     Series 2004-R, Class 1A1 (c)........................      3.61%        09/01/34             969,381
        229,051     Series 2004-S, Class A1 (c).........................      3.47%        09/01/34             234,443
        482,524     Series 2004-Y, Class 1A2 (c)........................      3.45%        11/01/34             494,929
          6,290     Series 2004-Z, Class 2A1 (c)........................      3.08%        12/01/34               6,421
         26,494     Series 2004-Z, Class 2A2 (c)........................      3.08%        12/01/34              27,045
        244,292     Series 2005-AR10, Class 2A17 (c)....................      3.37%        06/01/35             251,154
        514,052     Series 2005-AR16, Class 1A1 (c).....................      3.47%        08/01/33             528,423
        372,762     Series 2005-AR3, Class 2A1 (c)......................      3.53%        03/01/35             378,321
        367,535     Series 2005-AR8, Class 1A1 (c)......................      3.36%        06/01/35             376,025
        410,575     Series 2006-13, Class A5............................      6.00%        10/01/36             407,761
        120,974     Series 2007-16, Class 1A1...........................      6.00%        12/04/37             126,738
        210,432     Series 2007-2, Class 1A13...........................      6.00%        03/01/37             209,792
         49,031     Series 2007-8, Class 2A2............................      6.00%        07/01/37              49,364
                                                                                                        ---------------
                                                                                                             33,288,657
                                                                                                        ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------    ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.9%
                 Bayview Commercial Asset Trust
$       465,879     Series 2004-2, Class A, 1 Mo. LIBOR +
                       0.65% (a) (b)....................................      1.67%        08/25/34     $       456,147
                 BXHTL Mortgage Trust
        800,000     Series 2015-JWRZ, Class B, 1 Mo. LIBOR +
                       1.70% (a) (f)....................................      2.94%        05/15/29             802,008
                 Hudsons Bay Simon JV Trust
        510,000     Series 2015-HBFL, Class DFL, 1 Mo. LIBOR +
                       3.65% (a) (b)....................................      4.89%        08/05/34             511,194
                 UBS-Barclays Commercial Mortgage Trust
     14,664,397     Series 2013-C5, Class XA, IO (b) (c)................      1.00%        03/01/46             616,264
                 Wachovia Bank Commercial Mortgage Trust
        445,722     Series 2007-C30, Class AJ...........................      5.41%        12/01/43             455,194
        650,000     Series 2007-C33, Class AJ, STRIP (c)................      6.00%        02/01/51             667,425
                 Waldorf Astoria Boca Raton Trust
      1,000,000     Series 2016-BOCA, Class E, 1 Mo. LIBOR +
                       4.35% (a) (f)....................................      5.59%        06/15/29           1,003,394
                                                                                                        ---------------
                                                                                                              4,511,626
                                                                                                        ---------------
                 TOTAL MORTGAGE-BACKED SECURITIES...................................................         37,800,283
                 (Cost $37,458,013)                                                                     ---------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 33.6%

                 COLLATERALIZED MORTGAGE OBLIGATIONS - 23.8%
                 Federal Home Loan Mortgage Corp.
         25,212     Series 1007, Class H, 1 Mo. LIBOR x -1 +
                       20.88% (e).......................................     19.21%        10/15/20              28,964
         41,068     Series 1394, Class ID, Cost of Funds 11th District of
                       San Francisco x -4.67 + 44.56%, Capped at
                       9.57% (e)........................................      9.57%        10/15/22              47,437
         40,555     Series 2303, Class SW, Cost of Funds 11th District of
                       San Francisco x -15.87 + 121.11%, Capped at
                       10.00% (e).......................................     10.00%        03/01/24               8,291
        102,773     Series 2334, Class QS, 1 Mo. LIBOR x -3.5 +
                       28.18% (e).......................................     23.84%        07/15/31             161,500
        242,983     Series 2383, Class SD, IO, 1 Mo. LIBOR x -1 +
                       8.00% (e)........................................      6.76%        11/15/31              42,800
        417,072     Series 2439, Class XI, IO, 1 Mo. LIBOR x -1 +
                       7.74% (e)........................................      6.50%        03/01/32              89,346
         89,351     Series 2641, Class KW...............................      4.50%        07/01/18              89,738
        937,717     Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 +
                       7.45% (e)........................................      6.21%        11/15/33             185,958
      1,902,424     Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 +
                       6.65% (e)........................................      5.41%        05/15/35             276,602
        321,747     Series 3012, Class GK, 1 Mo. LIBOR x -4.5 +
                       24.75% (e).......................................     19.18%        06/15/35             503,700
        201,024     Series 3108, Class QZ...............................      6.00%        02/01/36             277,028
         13,874     Series 3195, Class SX, 1 Mo. LIBOR x -6.5 +
                       46.15% (e).......................................     38.10%        07/15/36              52,788
        273,719     Series 3210, Class ZA...............................      6.00%        09/01/36             341,061
        133,695     Series 3410, Class HC...............................      5.50%        02/01/38             147,242


Page 8                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 Federal Home Loan Mortgage Corp. (Continued)
$       219,110     Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 +
                       6.03% (e)........................................      4.79%        05/15/38     $        29,323
        220,327     Series 3619, Class EI, IO...........................      4.50%        05/01/24               2,012
        177,495     Series 3692, Class PS, IO, 1 Mo. LIBOR x -1 +
                       6.60% (e)........................................      5.36%        05/15/38               4,088
      1,437,770     Series 3726, Class KI, IO...........................      3.50%        04/01/25              71,446
      1,821,401     Series 3784, Class BI, IO...........................      3.50%        01/01/21              68,499
        250,000     Series 3797, Class KB...............................      4.50%        01/01/41             276,872
      1,264,949     Series 3870, Class WS, IO, 1 Mo. LIBOR x -1 +
                       6.60% (e)........................................      5.36%        06/15/31             143,412
        382,304     Series 3898, Class NI, IO...........................      5.00%        07/01/40              20,791
         90,221     Series 4021, Class IP, IO...........................      3.00%        03/01/27               7,190
      1,156,412     Series 4206, Class IA, IO...........................      3.00%        03/01/33             161,982
        500,491     Series 4615, Class GT, 1 Mo. LIBOR x -4 +
                       16.00% (e).......................................      4.00%        10/15/42             462,793
      8,433,990     Series 4619, Class IB, IO...........................      4.00%        12/01/47           1,096,257
                 Federal Home Loan Mortgage Corp., STRIP
        462,375     Series 243, Class 2, IO.............................      5.00%        11/01/35              88,153
                 Federal National Mortgage Association
         80,956     Series 2002-80, Class IO............................      6.00%        09/01/32              16,142
        134,871     Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 +
                       8.00% (e)........................................      6.76%        03/25/33              30,061
        176,398     Series 2003-44, Class IU, IO........................      7.00%        06/01/33              41,829
        959,984     Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 +
                       7.10% (e)........................................      5.86%        07/25/34             151,099
         25,693     Series 2004-74, Class SW, 1 Mo. LIBOR x -1 +
                       15.50% (e).......................................     13.03%        11/25/31              34,493
        500,000     Series 2004-W10, Class A6...........................      5.75%        08/01/34             559,018
        305,184     Series 2005-122, Class SN, 1 Mo. LIBOR x -4 +
                       28.60% (e).......................................     23.65%        01/25/36             409,001
         45,598     Series 2005-59 SU, 1 Mo. LIBOR x -5 +
                       25.50% (e).......................................     19.31%        06/25/35              64,646
        197,025     Series 2006-105, Class ZA...........................      6.00%        11/01/36             259,976
        158,483     Series 2006-5, Class 3A2, 1 Mo. LIBOR +
                       2.08% (a)........................................      3.32%        05/01/35             167,014
        118,846     Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 +
                       6.45% (e)........................................      5.21%        10/25/37              18,691
        214,643     Series 2007-30, Class ZM............................      4.25%        04/01/37             235,737
        437,873     Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 +
                       6.75% (e)........................................      5.51%        05/25/37              83,109
        294,177     Series 2008-17, Class BE............................      5.50%        10/01/37             354,713
          5,601     Series 2008-50, Class AI, IO........................      5.50%        06/01/23                 186
        399,000     Series 2009-28, Class HX............................      5.00%        05/01/39             474,201
        163,625     Series 2009-37, Class NZ............................      5.71%        02/01/37             204,937
        967,177     Series 2010-10, Class NI, IO........................      5.00%        01/01/39              24,795
      2,087,452     Series 2010-103, Class ID, IO.......................      5.00%        09/01/40             284,532
        934,908     Series 2010-104, Class CI, IO.......................      4.00%        09/01/20              32,386
      2,750,078     Series 2010-139, Class KI, IO.......................      1.09%        12/01/40             108,951
         61,918     Series 2010-142, Class PS, IO, 1 Mo. LIBOR x -1 +
                       6.05% (e)........................................      4.81%        05/25/40                 892


                        See Notes to Financial Statements                 Page 9

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 Federal National Mortgage Association (Continued)
$       327,470     Series 2010-145, Class TI, IO.......................      3.50%        12/01/20     $        12,400
        276,869     Series 2010-40, Class MI, IO........................      4.50%        08/01/24               1,534
         86,686     Series 2010-99, Class SG, 1 Mo. LIBOR x -5 +
                       25.00% (e).......................................     18.83%        09/01/40             142,041
        493,231     Series 2011-13, Class GI, IO........................      5.00%        11/01/25              14,916
        204,425     Series 2011-5, Class IK, IO.........................      8.00%        02/01/21              16,500
        250,000     Series 2011-52, Class LB............................      5.50%        06/01/41             284,187
      2,778,766     Series 2011-66, Class QI, IO........................      3.50%        07/01/21             108,435
        190,465     Series 2012-111, Class B............................      7.00%        10/01/42             217,357
      2,333,905     Series 2012-112, Class BI, IO.......................      3.00%        09/01/31             240,674
      1,954,567     Series 2012-125, Class MI, IO.......................      3.50%        11/01/42             416,379
         34,961     Series 2012-74, Class OA............................       (g)         03/01/42              32,124
        489,450     Series 2012-74, Class SA, IO, 1 Mo. LIBOR x -1 +
                       6.65% (e)........................................      5.41%        03/25/42              76,862
         34,961     Series 2012-75, Class AO............................       (g)         03/01/42              32,124
      2,610,092     Series 2013-32, Class IG, IO........................      3.50%        04/01/33             371,272
        620,838     Series 2013-51, Class PI, IO........................      3.00%        11/01/32              75,572
      4,376,668     Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 +
                       6.15% (e)........................................      4.91%        04/25/45             795,686
      1,919,862     Series 2015-76, Class BI, IO........................      4.00%        10/01/39             232,489
      5,030,808     Series 2015-97, Class AI, IO........................      4.00%        09/01/41             796,781
        168,142     Series 2016-74, Class LI, IO........................      3.50%        09/01/46              59,358
                 Federal National Mortgage Association, STRIP
         89,428     Series 305, Class 12, IO (h)........................      6.50%        12/01/29              18,012
         94,579     Series 355, Class 18, IO............................      7.50%        11/01/33              24,327
      1,365,240     Series 406, Class 6, IO (h).........................      4.00%        01/01/41             261,687
                 Government National Mortgage Association
        178,633     Series 2004-95, Class QZ............................      4.50%        11/01/34             191,938
        354,250     Series 2005-33, Class AY............................      5.50%        04/01/35             399,916
        112,517     Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 +
                       16.43% (e).......................................     13.45%        06/17/35             136,934
        498,539     Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 +
                       6.30% (e)........................................      5.06%        09/20/35              74,456
         55,214     Series 2006-28, Class VS, 1 Mo. LIBOR x -13 +
                       87.10% (e).......................................     70.99%        06/20/36             174,936
        130,726     Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 +
                       6.78% (e)........................................      5.54%        08/20/37              22,674
        421,543     Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 +
                       6.65% (e)........................................      5.41%        11/20/37              76,252
        100,000     Series 2008-2, Class HB.............................      5.50%        01/01/38             118,700
        220,000     Series 2008-32, Class JD............................      5.50%        04/01/38             261,996
        365,356     Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 +
                       6.74% (e)........................................      5.50%        08/20/38              57,842
      1,494,760     Series 2009-100, Class SL, IO, 1 Mo. LIBOR x -1 +
                       6.50% (e)........................................      5.26%        05/16/39             100,042
        308,250     Series 2009-12, Class IE, IO........................      5.50%        03/01/39              59,353
      1,055,842     Series 2009-62, Class EI, IO........................      5.00%        05/01/38               5,969
        172,162     Series 2009-65, Class NJ, IO........................      5.50%        07/01/39              11,209
        115,013     Series 2009-79, Class PZ............................      6.00%        09/01/39             147,894
      1,036,916     Series 2010-115, Class IQ, IO.......................      4.50%        11/01/38              43,613


Page 10                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY          VALUE
---------------  -------------------------------------------------------    ----------    ----------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 Government National Mortgage Association (Continued)
$       715,000     Series 2010-61, Class KE............................      5.00%        05/01/40     $       841,205
        762,529     Series 2011-131, Class EI, IO.......................      4.50%        08/01/39              32,204
         69,722     Series 2016-139, Class MZ...........................      1.50%        07/01/45              44,466
        135,000     Series 2017-4, Class CZ.............................      3.00%        01/01/47             120,022
        100,383     Series 2017-H18, Class DZ (h).......................      4.59%        09/01/67             113,658
                                                                                                        ---------------
                                                                                                             15,507,678
                                                                                                        ---------------
                 COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.3%
                 Government National Mortgage Association
        218,000     Series 2013-57, Class D (h).........................      2.35%        06/01/46             192,680
                                                                                                        ---------------
                                                                                                                192,680
                                                                                                        ---------------
                 PASS-THROUGH SECURITIES - 9.5%
                 Federal Home Loan Mortgage Corp.
        917,152     Gold Pool...........................................      3.00%        08/01/46             919,684
        445,192     Pool A94738.........................................      4.50%        11/01/40             475,669
        545,950     Pool K36017.........................................      5.00%        09/01/47             581,450
                 Federal National Mortgage Association
         22,478     Pool 535919.........................................      6.50%        05/01/21              24,922
      1,047,510     Pool 831145.........................................      6.00%        12/01/35           1,193,121
      1,029,745     Pool 843971.........................................      6.00%        11/01/35           1,184,359
        929,613     Pool AS9194.........................................      4.50%        12/01/44           1,000,754
        831,603     Pool AT2720.........................................      3.00%        05/01/43             836,850
                                                                                                        ---------------
                                                                                                              6,216,809
                                                                                                        ---------------
                 TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES............................         21,917,167
                 (Cost $23,465,302)                                                                     ---------------

ASSET-BACKED SECURITIES - 1.6%

                 Green Tree Financial Corp.
          6,466     Series 1997-3, Class A6.............................      7.32%        03/15/28               6,542
         96,401     Series 1998-4, Class A7.............................      6.87%        04/01/30             103,541
                 Mid-State Capital Corp. Trust
        425,950     Series 2004-1, Class M1.............................      6.50%        08/01/37             464,889
        436,194     Series 2005-1, Class A..............................      5.75%        01/01/40             474,940
                                                                                                        ---------------
                 TOTAL ASSET-BACKED SECURITIES......................................................          1,049,912
                 (Cost $1,018,405)                                                                      ---------------

                 TOTAL INVESTMENTS - 93.2%..........................................................         60,767,362
                 (Cost $61,941,720) (i)

                 NET OTHER ASSETS AND LIABILITIES - 6.8%............................................          4,428,775
                                                                                                        ---------------
                 NET ASSETS - 100.0%................................................................    $    65,196,137
                                                                                                        ===============


                        See Notes to Financial Statements                Page 11

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


FUTURES CONTRACTS (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                          UNREALIZED
                                                                                                         APPRECIATION
                                                             NUMBER OF      EXPIRATION      NOTIONAL    (DEPRECIATION)/
           FUTURES CONTRACTS                 POSITION        CONTRACTS         DATE           VALUE          VALUE
---------------------------------------    -------------   -------------    ----------    ----------    ---------------
U.S. Treasury 10-Year Notes                    Long              2           Dec-2017     $  249,875    $        (3,687)
U.S. Treasury Long Bond Futures                Long              9           Dec-2017      1,372,219            (11,688)
U.S. Treasury Ultra 10-Year Notes              Long              1           Dec-2017        133,922               (547)
                                                                                          ----------    ---------------
     Total Futures Contracts                                                              $1,756,016    $       (15,922)
                                                                                          ==========    ===============

-----------------------------

(a)   Floating or variable rate security.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust" or the "Advisor"), the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $5,324,948, or 8.17% of net assets.

(c) Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d) Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at October 31, 2017.

(e)   Inverse floating rate instrument.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g)   Zero coupon security.

(h) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(i) Aggregate cost for federal income tax purposes is $62,547,714. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,938,052 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,734,326. The net unrealized depreciation was $1,796,274. The amounts presented are inclusive of derivative contracts.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


Page 12                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2017        PRICES          INPUTS           INPUTS
                                                       ------------    ------------    -------------    ------------
Mortgage-Backed Securities.........................    $ 37,800,283    $         --    $  37,800,283    $         --
U.S. Government Agency Mortgage-Backed Securities..      21,917,167              --       21,917,167              --
Asset-Backed Securities............................       1,049,912              --        1,049,912              --
                                                       ------------    ------------    -------------    ------------
Total Investments..................................    $ 60,767,362    $         --    $  60,767,362    $         --
                                                       ============    ============    =============    ============

                                                 LIABILITIES TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2017        PRICES          INPUTS           INPUTS
                                                       ------------    ------------    -------------    ------------
Futures Contracts..................................    $    (15,922)   $    (15,922)   $          --    $         --
                                                       ============    ============    =============    ============

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.


                        See Notes to Financial Statements                Page 13

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value
   (Cost $61,941,720)..........................................................................      $ 60,767,362
Cash...........................................................................................         4,158,637
Restricted cash segregated as collateral for open futures contracts............................            50,000
Receivables:
   Interest....................................................................................           321,422
   Variation margin............................................................................            41,298
Prepaid expenses...............................................................................             4,379
                                                                                                     ------------
   Total Assets................................................................................        65,343,098
                                                                                                     ------------
LIABILITIES:
Payables:
   Investment advisory fees....................................................................            47,030
   Audit and tax fees..........................................................................            38,333
   Administrative fees.........................................................................            17,353
   Printing fees...............................................................................            15,459
   Investment securities purchased.............................................................            14,484
   Transfer agent fees.........................................................................             6,187
   Custodian fees..............................................................................             4,472
   Trustees' fees and expenses.................................................................             1,351
   Financial reporting fees....................................................................               771
   Legal fees..................................................................................               366
Other liabilities..............................................................................             1,155
                                                                                                     ------------
   Total Liabilities...........................................................................           146,961
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 65,196,137
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 70,345,343
Par value......................................................................................            42,131
Accumulated net investment income (loss).......................................................          (621,916)
Accumulated net realized gain (loss) on investments and futures................................        (3,379,141)
Net unrealized appreciation (depreciation) on investments and futures..........................        (1,190,280)
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 65,196,137
                                                                                                     ============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............      $      15.47
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         4,213,115
                                                                                                     ============


Page 14                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Interest.......................................................................................      $  1,546,835
                                                                                                     ------------
   Total investment income.....................................................................         1,546,835
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           554,424
Administrative fees............................................................................            58,045
Audit and tax fees.............................................................................            51,125
Printing fees..................................................................................            38,110
Transfer agent fees............................................................................            36,848
Custodian fees.................................................................................            17,197
Trustees' fees and expenses....................................................................            16,577
Financial reporting fees.......................................................................             9,250
Legal fees.....................................................................................             4,387
Other..........................................................................................            31,823
                                                                                                     ------------
   Total expenses..............................................................................           817,786
                                                                                                     ------------
NET INVESTMENT INCOME..........................................................................           729,049
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................                29
   Futures.....................................................................................            57,220
                                                                                                     ------------
Net realized gain (loss).......................................................................            57,249
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         2,275,153
   Futures.....................................................................................           (15,922)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................         2,259,231
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         2,316,480
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $  3,045,529
                                                                                                     ============


                        See Notes to Financial Statements                Page 15

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR             YEAR
                                                                                            ENDED            ENDED
                                                                                          10/31/2017       10/31/2016
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss)........................................................    $      729,049   $      (72,393)
Net realized gain (loss)............................................................            57,249          416,597
Net change in unrealized appreciation (depreciation)................................         2,259,231        1,287,288
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations.....................         3,045,529        1,631,492
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (1,917,888)      (2,266,839)
Return of capital...................................................................        (1,368,342)      (1,567,096)
                                                                                        --------------   --------------
Total distributions to shareholders.................................................        (3,286,230)      (3,833,935)
                                                                                        --------------   --------------
Total increase (decrease) in net assets.............................................          (240,701)      (2,202,443)
NET ASSETS:
Beginning of period.................................................................        65,436,838       67,639,281
                                                                                        --------------   --------------
End of period.......................................................................    $   65,196,137   $   65,436,838
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period...........................    $     (621,916)  $     (115,471)
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at end of period......................................................         4,213,115        4,213,115
                                                                                        ==============   ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR ENDED OCTOBER 31,
                                             -----------------------------------------------------------------
                                                2017         2016 (a)       2015         2014         2013
                                             -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period.......    $ 15.53        $ 16.05      $ 17.02      $ 17.63      $ 17.91
                                               -------        -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............       0.18          (0.02)        1.02         1.02         1.25
Net realized and unrealized gain (loss)....       0.54           0.41        (0.97)       (0.61)       (0.28)
                                               -------        -------      -------      -------      -------
Total from investment operations...........       0.72           0.39         0.05         0.41         0.97
                                               -------        -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................      (0.46)         (0.54)       (0.47)       (1.02)       (1.25)
Return of capital..........................      (0.32)         (0.37)       (0.55)          --           --
                                               -------        -------      -------      -------      -------
Total distributions to Common
   Shareholders............................      (0.78)         (0.91)       (1.02)       (1.02)       (1.25)
                                               -------        -------      -------      -------      -------
Net asset value, end of period.............    $ 15.47        $ 15.53      $ 16.05      $ 17.02      $ 17.63
                                               =======        =======      =======      =======      =======
Market value, end of period................    $ 14.39        $ 14.00      $ 14.58      $ 15.12      $ 15.79
                                               =======        =======      =======      =======      =======
TOTAL RETURN BASED ON NET ASSET VALUE (b)..       5.25%          3.05%        1.06%        3.01% (c)    6.04% (c)
                                               =======        =======      =======      =======      =======
TOTAL RETURN BASED ON MARKET VALUE (b).....       8.60%          2.26%        3.34%        2.17%      (10.47)%
                                               =======        =======      =======      =======      =======

-----------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $65,196        $65,437      $67,639      $71,708      $74,259
Ratio of total expenses to average net
   assets..................................       1.25%          1.47%        1.55%        1.78%        1.96%
Ratio of total expenses to average net
   assets excluding interest expense.......       1.25%          1.43%        1.51%        1.72%        1.83%
Ratio of net investment income (loss) to
   average net assets......................       1.12%         (0.11)%       6.18%        5.84%        7.01%
Portfolio turnover rate....................         27%            49%          46%          54%         109%
-----------------------------

(a) Effective September 19, 2016, the portfolio management of the Fund transitioned to the First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. ("Brookfield"), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund's managed assets, a decrease from the Fund's previous investment management fee of 1.00% of the Fund's managed assets.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c) The Fund received reimbursements from Brookfield in the amount of $1,180 and $5,310 for the years ended October 31, 2014 and 2013, respectively. The reimbursements from Brookfield represent less than $0.01 per share and had no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2017


                                1. ORGANIZATION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing primarily in mortgage-backed securities that, in the opinion of First Trust Advisors L.P. ("First Trust" or the "Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2017


      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

     12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2017


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2017, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                              % OF
                                  ACQUISITION      PRINCIPAL       CURRENT      CARRYING                      NET
SECURITY                             DATE            VALUE          PRICE         COST           VALUE       ASSETS
-------------------------------------------------------------------------------------------------------------------
BXHTL Mortgage Trust, Series
   2015-JWRZ, Class B               6/19/15      $     800,000    $  100.25    $   800,000    $   802,008     1.23%

Waldorf Astoria Boca Raton Trust,
   Series 2016-BOCA, Class E        7/12/16          1,000,000       100.34      1,000,000      1,003,394     1.54
                                                                               -----------    -----------    ------
                                                                               $ 1,800,000    $ 1,805,402     2.77%
                                                                               ===========    ===========    ======


D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" payable or receivable on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2017


If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. INVERSE FLOATING-RATE SECURITIES

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.

F. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.

G. INTEREST-ONLY SECURITIES

An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

 H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $682,394, an increase in accumulated net realized gain (loss) on investments by $1,556,872 and a decrease to paid-in capital of $2,239,266. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 was as follows:

Distributions paid from:                               2017            2016
Ordinary income.................................  $    1,917,888  $    2,266,839
Capital gain....................................              --              --
Return of capital...............................       1,368,342       1,567,096

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2017


As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $           --
Undistributed capital gains.....................              --
                                                  --------------
Total undistributed earnings....................              --
Accumulated capital and other losses............      (3,395,063)
Net unrealized appreciation (depreciation)......      (1,796,274)
                                                  --------------
Total accumulated earnings (losses).............      (5,191,337)
Other...........................................              --
Paid-in capital.................................      70,387,474
                                                  --------------
Net assets......................................  $   65,196,137
                                                  ==============

I. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, the Fund had pre-enactment net capital losses for federal income tax purposes of $1,421,887. At October 31, 2017, the Fund had post-enactment net capital losses for federal income tax purposes of $1,973,176 to be carried forward indefinitely. The pre-enactment net capital losses for federal income tax purposes will expire as follows:

                EXPIRATION DATE             AMOUNT
                October 31, 2018        $1,421,887

At October 31, 2017, $1,927,985 of the Fund's capital loss carryforward expired.

During the taxable year ended October 31, 2017, the Fund did not utilize any pre-enactment capital loss carryforwards.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES

The Fund will pay all expenses directly related to its operations.

K. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, and resulted in additional disclosure for variable interest rate securities and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2017


L. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2017, were $10,680,279 and $7,371,159, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2017, were $1,213,379 and $15,503,283, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

                                              ASSET DERIVATIVES                    LIABILITY DERIVATIVES
                                     ------------------------------------   ------------------------------------
 DERIVATIVE            RISK          STATEMENT OF ASSETS AND                STATEMENT OF ASSETS AND
 INSTRUMENT          EXPOSURE         LIABILITIES LOCATION       VALUE       LIABILITIES LOCATION       VALUE
-------------   ------------------   -----------------------   ----------   -----------------------   ----------
                                     Unrealized appreciation                Unrealized depreciation
   Futures      Interest Rate Risk   on futures contracts*     $   --       on futures contracts*     $ 15,922

* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2017


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2017, on derivatives instruments, as well as the primary underlying risk exposure associated with each instrument.


STATEMENT OF OPERATIONS LOCATION                             INTEREST RATE RISK
-------------------------------------------------------------------------------

Net realized gain (loss) on futures                                    $ 57,220
Net change in unrealized appreciation (depreciation) on futures         (15,922)

During the year ended October 31, 2017, the amount of notional values of futures contracts opened and closed were $14,175,506 and $12,403,568, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST MORTGAGE INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Mortgage Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2017 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2017 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 1, 2017, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended October 31, 2017 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2017, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Mortgage Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 3,650,202, the number of votes against was 162,640 and the number of broker non-votes was 400,273. James
A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and principal-only securities ("PO securities"). Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor may take temporary defensive positions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2017 (UNAUDITED)


LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

MORTGAGE AND ASSET-BACKED SECURITIES RISK: The value of mortgage and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short or medium duration mortgage or asset-backed security into a longer duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Mortgage and asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or entities providing for any credit enhancement.

A mortgage backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage backed security defaults, the value of that security may decrease.

Mortgage backed securities issued by a private issuer, such as commercial mortgage backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government sponsored entity.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK: The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

                        INVESTMENT MANAGEMENT AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Mortgage Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2017 (UNAUDITED)


Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor's Mortgage Securities Team assumed responsibility for the day-to-day management of the Fund's investments on September 19, 2016. The Board considered the background and experience of the members of the Mortgage Securities Team and received a presentation from the Team at the April 24, 2017 meeting. The Board considered the Advisor's statement that it applies the same oversight model internally with its Mortgage Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board noted that in connection with the Mortgage Securities Team assuming management of the Fund, the Advisor reduced the Fund's advisory fee from 1.00% to 0.85% of total managed assets. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; (iii) all of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (iv) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund after the fee reduction, based on average managed assets, was below the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to that of a benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the MPI Peer Group average for the one-, three- and five-year periods ended December 31, 2016. The Board also noted that the Fund outperformed the benchmark index in the one- and five-year periods but underperformed the benchmark index in the three-year period ended December 31, 2016. In considering Fund performance, the Board considered the Mortgage Securities Team's discussion of its repositioning of the Fund's portfolio and the recent performance of the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2017 (UNAUDITED)


Fund. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns, noting that the Mortgage Securities Team determined to reduce the Fund's leverage. The Board also received information on the Fund's annual distribution rate as of December 31, 2016 and the Fund's average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2017 (UNAUDITED)

                                                                                                  NUMBER OF            OTHER
                                                                                                PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND          SERVICE (1)                DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician, Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Fund        Limited Partnership (June 1992 to
  Suite 400                       Inception         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Fund                                                                    Inc., ADM
  Suite 400                       Inception                                                                     Investor Services
Wheaton, IL 60187                                                                                               International,
D.O.B.: 11/57                                                                                                   Futures Industry
                                                                                                                Assocation, and
                                                                                                                National Futures
                                                                                                                Association

Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial           151        Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                  Company of
120 E. Liberty Drive,           o Since June 2006                                                               Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Fund        Harapan Educational Foundation                              Transport, Inc.
  Suite 400                       Inception         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(2), Trustee,     o Three-Year Term   Chief Executive Officer, First Trust             151        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Fund        L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company/Investment Advisor) and
D.O.B.: 09/55                                       Stonebridge Advisors LLC (Investment
                                                    Advisor)


-----------------------------

(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2017 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES       TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND             LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief        o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                        o Since January 2016     2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief           o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Financial Officer and                               President (April 2012 to July 2016), First Trust
  Suite 400             Chief Accounting Officer   o Since January 2016     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief        o Indefinite Term        General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                        o Since Fund Inception   Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President             o Indefinite Term        Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                        o Since Fund Inception
Wheaton, IL 60187
D.O.B: 02/70


Kristi A. Maher         Chief Compliance           o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Officer and                                         and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary        o Chief Compliance
Wheaton, IL 60187                                    Officer Since
D.O.B.: 12/66                                        January 2011

                                                   o Assistant Secretary
                                                     Since Inception


-----------------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information
We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2016 and $45,000 for the fiscal year ended October 31, 2017.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017. The 2016 audit-related fees reflect fees for auditing data after migration to new fund accounting software.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2016 and $17,067 for the fiscal year ended October 31, 2017. These fees were for tax return preparation and review.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2016 were $5,200 for the Registrant and $13,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2017 were $17,067 for the Registrant and $44,000 for the Registrant's investment adviser.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

Information provided as of January 3, 2017.

Effective September 19, 2016, the day-to-day management of the registrant's portfolio transitioned to the First Trust Mortgage Securities Team, led by Jim Snyder and Jeremiah Charles.

JIM SNYDER. Mr. Snyder is a Portfolio Manager for the First Trust Mortgage Securities Team. Prior to joining First Trust in 2013, Mr. Snyder worked as a Senior Portfolio Manager at Fort Sheridan Advisors where he managed mortgage portfolios for institutional clients. Mr. Snyder has led several mortgage trading and portfolio groups at Deerfield Capital, Spyglass Capital & Trading and American Express Financial Advisors. Mr. Snyder managed AXP Federal Income Fund, and developed mortgage trading strategies for Spyglass Capital and Deerfield's Mortgage REIT and Opportunity Fund. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from University of Chicago Booth School of Business.

JEREMIAH CHARLES. Mr. Charles is a Portfolio Manager for the First Trust Mortgage Securities Team. Prior to joining First Trust in 2013, Mr. Charles worked as a Vice President of Mortgage Product Sales for CRT Capital where he advised pension funds, hedge funds, and institutional money managers. Before joining CRT in 2011, Mr. Charles spent 6 years with Deerfield Capital Management LLC as a Senior Vice President and Senior Portfolio Manager for the Mortgage Trading team. He began his professional career as an Analyst at Piper Jaffray. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a M.S. in Real Estate Finance with Honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2017.

                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which    for which
                                                                        Total                      Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                       # of Accounts                     Based on        is Based on
         Team Member                    Type of Accounts*              Managed      Total Assets     Performance      Performance
------------------------------    ------------------------------    --------------  ------------  -----------------  --------------
     1. Jeremiah Charles          Registered Investment Companies:        4         $943,565,544          0               $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:        0             $ 0               0               $ 0
                                 ---------------------------------
                                          Other Accounts:                 0             $ 0               0               $ 0
                                          ---------------

       2. James Snyder            Registered Investment Companies:        4         $943,565,544          0               $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:        0             $ 0               0               $ 0
                                 ---------------------------------
                                          Other Accounts:                 0             $ 0               0               $ 0
                                          ---------------

PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Mortgage Securities Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2017.

The compensation structure for the Mortgage Securities Team of First Trust is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the First Trust Advisors L.P. Mortgage Securities Team are not based upon criteria such as performance of the Registrant and are not directly tied to the value of assets of the Fund.

(4)   DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2017.

                                     DOLLAR RANGE OF FUND
                                     SHARES BENEFICIALLY
            NAME                            OWNED

      Jeremiah Charles                       $ 0
        James Snyder                         $ 0


(B)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            First Trust Mortgage Income Fund
                ------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.